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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of Earliest Event Reported) April 26, 2004
                                                          --------------

                             BOSTONFED BANCORP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                          1-13936            52-1940834
      --------                      ---------------        ----------
(State or other Jurisdiction of      (Commission           (IRS Employer
 Incorporation or Organization)      File Number)          Identification No.)

         17 New England Executive Park, Burlington, Massachusetts 01803
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               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 273-0300
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)









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ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS.
          ---------------------------------------

      Exhibit 99.1  Press Release dated April 26, 2004.

ITEM 12.  RESULTS OF OPERATION AND FINANCIAL CONDITION.
          --------------------------------------------

      On April 26, 2004, BostonFed Bancorp, Inc., the holding company for Boston Federal Savings Bank, announced its financial results for the quarter ended March 31, 2004 and the declaration of a quarterly cash dividend of $.16 per share.

      The press release announcing financial results for the quarter ended March 31, 2004 and the quarterly cash dividend is furnished as Exhibit 99.1 and incorporated herein by reference.






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  BOSTONFED BANCORP, INC.



Dated: April 27, 2004             By: /s/ John A. Simas
                                      ------------------------------------
                                      Name:  John A. Simas
                                      Title: Executive Vice President,
                                             Chief Financial Officer
                                             and Secretary